EXECUTION VERSION June 30, 2016 Advanced Emissions Solutions, Inc. 9135 S. Ridgeline Blvd, Ste 200 Highlands Ranch, CO 80129 Attn: L. Heath Sampson Telephone: (303) 962-1944 Re: Termination of Credit Facility Ladies and Gentlemen: Reference is made to that certain credit facility (the “Credit Facility”) evidenced by that certain Credit Agreement, dated as of October 22, 2015 (as amended, modified, extended, restated, replaced, or supplemented prior to the date hereof, the “Existing Credit Agreement”), among Advanced Emissions Solutions, Inc., a Delaware corporation (the “Company”), the lenders from time to time party thereto (the “Existing Lenders”) and Wilmington Trust, National Association, a New York banking corporation, as Administrative Agent and Collateral Agent for the Existing Lenders (in such capacity, the “Existing Agent”). Capitalized terms used herein without definition have the meanings given to them in the Existing Credit Agreement. The total principal balance of the loans and advances made by the Existing Lenders to or for the benefit of the Loan Parties under the Existing Credit Agreement, together with all accrued but unpaid interest thereon, and the total amount of all fees, costs, expenses and other amounts owed by the Loan Parties with respect to the Credit Facility under the Existing Credit Agreement and all other Loan Documents, if paid on June 30, 2016 (the “Payoff Date”) by 2:00 p.m. (Eastern Time) (the “Payoff Time”), will be as follows (the “Payoff Amount”): Principal: $9,533,118.03 Interest: $119,163.98 Prepayment Premium: $225,460.00 Existing Agent Fees: $3,000.00 Legal Fees/ Expenses of Bracewell LLP (“Bracewell Legal Fees”): $21,561.75 Legal Fees/ Expenses of Pillsbury Winthrop Shaw Pittman LLP (“Pillsbury Legal Fees”): $2,741.25 Payoff Amount: $9,905,045.01 #5235513.3

2 If payment of the Payoff Amount is not made by the Payoff Time on the Payoff Date, the Payoff Amount will be recalculated to include an additional $3,958.33 per day for each day thereafter in accordance with the provisions of the Existing Credit Agreement (the “Per Diem Amount”); provided that the Existing Agent receives the Payoff Amount together with all applicable Per Diem Amounts no later than 1:00 p.m. (Eastern Time) on July 5, 2016 (the “Expiration Time”) after which time this letter agreement shall have no further force or effect. The Existing Agent hereby instructs the Loan Parties to pay or cause to be paid the Payoff Amount (other than the Bracewell Legal Fees and Pillsbury Legal Fees) by wire transfer, in immediately available funds, to the following account in accordance with the following wire transfer instructions: Amount: $9,880,742.01 Bank: Wilmington Trust/M&T Bank ABA#: 031100092 Account #: 113863-000 Account Name: Advanced Emissions Solutions Attention: Joe Feil The Existing Agent hereby instructs the Loan Parties to pay or cause to be paid the portion of the Payoff Amount consisting of the Bracewell Legal Fees and the Pillsbury Legal Fees by wire transfer, in immediately available funds, to Bracewell LLP and Pillsbury Winthrop Shaw Pittman LLP, respectively, in accordance with the following wire transfer instructions: Bracewell Legal Fees: Amount: $21,561.75 Bank: Bank of America ABA#: 026009593 Account #: 001390004197 Final Credit to: Bracewell LLP Pillsbury Legal Fees: Amount: $2,741.25 Bank: JP Morgan Chase Bank NA, NY, NY ABA#: 021000021 Account #: 301177087165 Subject to (a) the receipt by the Existing Agent of the Payoff Amount (net of the Bracewell Legal Fees and the Pillsbury Legal Fees) and any applicable Per Diem Amount, (b) receipt by Bracewell LLP of the Bracewell Legal Fees and Pillsbury Winthrop Shaw Pittman LLP of the Pillsbury Legal Fees, and (c) the receipt by the Existing Agent and each of the Existing Lenders of a fully executed copy of this Payoff Letter, duly executed by the Company, the Existing Agent, and each Existing Lender (collectively, the “Payoff Items”), the Existing Agent, on behalf of and at the direction of the Existing Lenders, agrees that all obligations of the Loan Parties under the Loan Documents (other than (i) obligations under the Loan Documents

3 (including contingent reimbursement obligations and indemnity obligations) which, by their express terms, survive termination of the Existing Credit Agreement or such other Loan Document, as the case may be, and (ii) to the extent not paid on the Payoff Date, fees and expenses of counsels to the Existing Lenders and the Existing Agent in connection with the termination of the Loan Documents and release of all liens thereunder; provided that the obligations described in clauses (i) and (ii) shall exist solely on an unsecured basis from and after the Payoff Date), including principal, accrued interest, costs, expenses and fees, shall be satisfied and discharged in full, all Loan Documents shall be satisfied, discharged in full, terminated and released (other than such surviving obligations as described above), all commitments of the Existing Lenders shall be terminated, all guarantees provided under the Loan Documents shall be terminated and any security interest or lien granted to the Existing Lenders and/or the Existing Agent in the personal property or real property of the Loan Parties securing amounts evidenced by the Loan Documents shall automatically terminate. At the expense of the Company (it being understood and agreed that such expense may be in addition to the amounts included in the Payoff Amount), the Existing Agent will promptly upon receipt of each of the Payoff Items, (a) execute, as applicable, and deliver to the Company (or any designee of the Company) any lien releases, mortgage releases, discharges of security interests, pledges and guarantees and other similar discharge or release documents, as are reasonably requested and necessary to release, as of record, the security interests and all notices of security interests and liens previously filed in accordance with the Loan Documents, including those certain UCC termination statements in the forms attached hereto as Exhibit A and (b) deliver to the Company (or any designee of the Company all instruments evidencing pledged debt and all equity certificates and any other collateral previously delivered in physical form by the Loan Parties to the Existing Agent under the Loan Documents. Upon the Existing Agent and each Existing Lender’s receipt of each of the Payoff Items, the Existing Agent and each Existing Lender hereby authorizes the Company (or any designee of the Company) to prepare or file solely those certain UCC termination statements in the forms attached hereto as Exhibit A and such other releases, discharges and related filings as may be necessary to effectuate the provisions of the immediately preceding sentence. Notwithstanding the terms of this letter agreement to the contrary, (a) upon any Existing Lender’s demand, the Company shall promptly compensate such Existing Lender for any applicable Per Diem Amount in accordance with the terms of the Existing Credit Agreement and this letter, and (b) if the Existing Agent or any Existing Lender determines after the Payoff Time that an amount that was due and payable under the Loan Documents was mistakenly excluded from the Payoff Amount, the Company agrees to promptly pay such excluded amount after the Existing Agent or such Existing Lender provides evidence to the Company that such excluded amount is due and payable. Notwithstanding anything herein to the contrary, if at any time all or any part of the Payoff Amount is or must be rescinded or returned by the Existing Agent or any Existing Lender for any reason whatsoever (including the insolvency, bankruptcy, reorganization or similar proceeding involving the Company or any other Loan Party), the Obligations, to the extent that such payment is or must be rescinded or returned, shall be deemed to have continued in existence, notwithstanding such application by the Existing Agent or such Existing Lender, and the Existing Credit Agreement and the other Loan Documents shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by the

4 Existing Agent or such Existing Lender had not been made. The provisions of this paragraph shall remain in full force and effect regardless of any termination of the obligations owing under the Loan Documents. As of the Payoff Date, the Loan Parties hereby irrevocably terminate any commitment under the Loan Documents to lend or make advances by the Existing Agent or any Existing Lender. The Existing Agent and each Existing Lender hereby waives the three Business Days’ prior written notice requirement under Section 2.03(a) of the Existing Credit Agreement for the prepayment of the Loans as set forth herein. As of the date hereof, the undersigned Existing Lenders, constituting the Required Lenders, hereby waives the requirement for a Prepayment Premium in an amount equal to (i) 4% multiplied by (ii) the principal amount of the Loans being prepaid, and accepts a Prepayment Premium of (1) 2% multiplied by (2) the principal amount of the Loans being prepaid, as set forth in the calculation of the Payoff Amount above. It is acknowledged and agreed that this document constitutes a “Loan Document” for purposes of Sections 10.04 and 10.15 of the Existing Credit Agreement. This letter agreement (a) shall be governed by and shall be construed and enforced in accordance with, the laws of the State of New York and (b) sets forth the entire agreement among the parties relating to the subject matter pertaining hereto, and no term or provision hereof may be amended, changed, waived, discharged or terminated, except in writing signed by each party. This letter agreement may be executed in any number of counterparts, and telecopied signatures (or signatures delivered via electronic mail or “pdf”) shall be enforceable as originals. Your signature below shall evidence your agreement with the foregoing. The Existing Lenders, constituting the Required Lenders, hereby authorize and instruct the Existing Agent to execute and deliver this letter agreement. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

Exhibit A UCC-3 TERMINATION STATEMENTS [see attached]

1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY RESTATE covered collateral ASSIGN collateral Check one of these three boxes to: FIRST PERSONAL NAME SUFFIXADDITIONAL NAME(S)/INITIAL(S) OR A. NAME & PHONE OF CONTACT AT FILER (optional) 1a. INITIAL FINANCING STATEMENT FILE NUMBER PARTY INFORMATION CHANGE: ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8 TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law 2. 3. 4. 6b. INDIVIDUAL'S SURNAME 6a. ORGANIZATION'S NAME DELETE name: Give record name to be deleted in item 6a or 6b 6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b) 7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name) 8. UCC FINANCING STATEMENT AMENDMENT FOLLOW INSTRUCTIONS ADD name: Complete item 7a or 7b, and item 7c OR FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 9a. ORGANIZATION'S NAME 9b. INDIVIDUAL'S SURNAME 10. OPTIONAL FILER REFERENCE DATA: 9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor B. E-MAIL CONTACT AT FILER (optional) C. SEND ACKNOWLEDGMENT TO: (Name and Address) CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7cDebtor or Secured Party of record Check one of these two boxes: AND This Change affects 5. ADD collateral DELETE collateralCOLLATERAL CHANGE: Also check one of these four boxes: OR 7a. ORGANIZATION'S NAME POSTAL CODECITY7c. MAILING ADDRESS 7b. INDIVIDUAL'S SURNAME INDIVIDUAL'S FIRST PERSONAL NAME INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY Indicate collateral: FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) Capitol Services, Inc CAPITOL SERVICES, INC. MARY.KEARNEY@BRACEWELLLAW.COM CAPITOL SERVICES, INC. 20154877899 FILED ON 10/23/2015 X WILMINGTON TRUST, NATIONAL ASSOCIATION 031546.000001 - DE - STATE

[redacted]

# UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
CAPITOL SERVICES, INC.

B. E-MAIL CONTACT AT FILER (optional)
MARY.KEARNEY@BRACEWELLLAW.COM

C. SEND ACKNOWLEDGMENT TO: (Name and Address)
CAPITOL SERVICES, INC.

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
20154877782 FILED ON 10/23/2015

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes:
This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to:
☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c
☐ ADD name: Complete item 7a or 7b, and item 7c
☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)
6a. ORGANIZATION'S NAME
OR
6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)
7a. ORGANIZATION'S NAME
OR
7b. INDIVIDUAL'S SURNAME
INDIVIDUAL'S FIRST PERSONAL NAME
INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral
Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor
9a. ORGANIZATION'S NAME
WILMINGTON TRUST, NATIONAL ASSOCIATION
OR
9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
031546.000001 - DE - STATE

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) Capitol Services, Inc

[redacted]

# UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
CAPITOL SERVICES, INC.

B. E-MAIL CONTACT AT FILER (optional)
MARY.KEARNEY@BRACEWELLLAW.COM

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

CAPITOL SERVICES, INC.

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
20152097560 FILED ON 10/23/2015

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes:
This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to:
☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c
☐ ADD name: Complete item 7a or 7b, and item 7c
☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)
6a. ORGANIZATION'S NAME
OR
6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)
7a. ORGANIZATION'S NAME
OR
7b. INDIVIDUAL'S SURNAME
INDIVIDUAL'S FIRST PERSONAL NAME
INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral
Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor
9a. ORGANIZATION'S NAME
WILMINGTON TRUST, NATIONAL ASSOCIATION
OR
9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
031546.000001 - CO - STATE

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

Capitol Services, Inc

[redacted]

# UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
CAPITOL SERVICES, INC.

B. E-MAIL CONTACT AT FILER (optional)
MARY.KEARNEY@BRACEWELLLAW.COM

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

CAPITOL SERVICES, INC.

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
20152097563 FILED ON 10/23/2015

1b. [ ] This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. [X] TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. [ ] ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. [ ] CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. [ ] PARTY INFORMATION CHANGE:

Check one of these two boxes:
This Change affects [ ] Debtor or [ ] Secured Party of record

AND Check one of these three boxes to:
[ ] CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c
[ ] ADD name: Complete item 7a or 7b, and item 7c
[ ] DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

| 6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX |
|---|---|---|---|
| | | | |

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) — SUFFIX

| 7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
|---|---|---|---|---|
| | | | | |

8. [ ] COLLATERAL CHANGE: Also check one of these four boxes: [ ] ADD collateral [ ] DELETE collateral [ ] RESTATE covered collateral [ ] ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here [ ] and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
WILMINGTON TRUST, NATIONAL ASSOCIATION

OR

| 9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX |
|---|---|---|---|
| | | | |

10. OPTIONAL FILER REFERENCE DATA:
031546.000001 - CO - STATE

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

Capitol Services, Inc

1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY RESTATE covered collateral ASSIGN collateral Check one of these three boxes to: FIRST PERSONAL NAME SUFFIXADDITIONAL NAME(S)/INITIAL(S) OR A. NAME & PHONE OF CONTACT AT FILER (optional) 1a. INITIAL FINANCING STATEMENT FILE NUMBER PARTY INFORMATION CHANGE: ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8 TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law 2. 3. 4. 6b. INDIVIDUAL'S SURNAME 6a. ORGANIZATION'S NAME DELETE name: Give record name to be deleted in item 6a or 6b 6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b) 7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name) 8. UCC FINANCING STATEMENT AMENDMENT FOLLOW INSTRUCTIONS ADD name: Complete item 7a or 7b, and item 7c OR FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 9a. ORGANIZATION'S NAME 9b. INDIVIDUAL'S SURNAME 10. OPTIONAL FILER REFERENCE DATA: 9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor B. E-MAIL CONTACT AT FILER (optional) C. SEND ACKNOWLEDGMENT TO: (Name and Address) CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7cDebtor or Secured Party of record Check one of these two boxes: AND This Change affects 5. ADD collateral DELETE collateralCOLLATERAL CHANGE: Also check one of these four boxes: OR 7a. ORGANIZATION'S NAME POSTAL CODECITY7c. MAILING ADDRESS 7b. INDIVIDUAL'S SURNAME INDIVIDUAL'S FIRST PERSONAL NAME INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY Indicate collateral: FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) Capitol Services, Inc CAPITOL SERVICES, INC. MARY.KEARNEY@BRACEWELLLAW.COM CAPITOL SERVICES, INC. 20152097564 FILED ON 10/23/2015 X WILMINGTON TRUST, NATIONAL ASSOCIATION 031546.000001 - CO - STATE

1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY RESTATE covered collateral ASSIGN collateral Check one of these three boxes to: FIRST PERSONAL NAME SUFFIXADDITIONAL NAME(S)/INITIAL(S) OR A. NAME & PHONE OF CONTACT AT FILER (optional) 1a. INITIAL FINANCING STATEMENT FILE NUMBER PARTY INFORMATION CHANGE: ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8 TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law 2. 3. 4. 6b. INDIVIDUAL'S SURNAME 6a. ORGANIZATION'S NAME DELETE name: Give record name to be deleted in item 6a or 6b 6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b) 7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name) 8. UCC FINANCING STATEMENT AMENDMENT FOLLOW INSTRUCTIONS ADD name: Complete item 7a or 7b, and item 7c OR FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 9a. ORGANIZATION'S NAME 9b. INDIVIDUAL'S SURNAME 10. OPTIONAL FILER REFERENCE DATA: 9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor B. E-MAIL CONTACT AT FILER (optional) C. SEND ACKNOWLEDGMENT TO: (Name and Address) CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7cDebtor or Secured Party of record Check one of these two boxes: AND This Change affects 5. ADD collateral DELETE collateralCOLLATERAL CHANGE: Also check one of these four boxes: OR 7a. ORGANIZATION'S NAME POSTAL CODECITY7c. MAILING ADDRESS 7b. INDIVIDUAL'S SURNAME INDIVIDUAL'S FIRST PERSONAL NAME INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY Indicate collateral: FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) Capitol Services, Inc CAPITOL SERVICES, INC. MARY.KEARNEY@BRACEWELLLAW.COM CAPITOL SERVICES, INC. 20152097557 FILED ON 10/23/2015 X WILMINGTON TRUST, NATIONAL ASSOCIATION 031546.000001 - CO - STATE

1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY RESTATE covered collateral ASSIGN collateral Check one of these three boxes to: FIRST PERSONAL NAME SUFFIXADDITIONAL NAME(S)/INITIAL(S) OR A. NAME & PHONE OF CONTACT AT FILER (optional) 1a. INITIAL FINANCING STATEMENT FILE NUMBER PARTY INFORMATION CHANGE: ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8 TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law 2. 3. 4. 6b. INDIVIDUAL'S SURNAME 6a. ORGANIZATION'S NAME DELETE name: Give record name to be deleted in item 6a or 6b 6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b) 7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name) 8. UCC FINANCING STATEMENT AMENDMENT FOLLOW INSTRUCTIONS ADD name: Complete item 7a or 7b, and item 7c OR FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 9a. ORGANIZATION'S NAME 9b. INDIVIDUAL'S SURNAME 10. OPTIONAL FILER REFERENCE DATA: 9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor B. E-MAIL CONTACT AT FILER (optional) C. SEND ACKNOWLEDGMENT TO: (Name and Address) CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7cDebtor or Secured Party of record Check one of these two boxes: AND This Change affects 5. ADD collateral DELETE collateralCOLLATERAL CHANGE: Also check one of these four boxes: OR 7a. ORGANIZATION'S NAME POSTAL CODECITY7c. MAILING ADDRESS 7b. INDIVIDUAL'S SURNAME INDIVIDUAL'S FIRST PERSONAL NAME INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY Indicate collateral: FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) Capitol Services, Inc CAPITOL SERVICES, INC. MARY.KEARNEY@BRACEWELLLAW.COM CAPITOL SERVICES, INC. 20154878145 FILED ON 10/23/2015 X WILMINGTON TRUST, NATIONAL ASSOCIATION 031546.000001 - DE - STATE

[redacted]

# UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
CAPITOL SERVICES, INC.

B. E-MAIL CONTACT AT FILER (optional)
MARY.KEARNEY@BRACEWELLLAW.COM

C. SEND ACKNOWLEDGMENT TO: (Name and Address)
CAPITOL SERVICES, INC.

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
20154878061 FILED ON 10/23/2015

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

| 6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX |
|---|---|---|---|
| | | | |

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

| 7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
|---|---|---|---|---|
| | | | | |

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
WILMINGTON TRUST, NATIONAL ASSOCIATION

OR

| 9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX |
|---|---|---|---|
| | | | |

10. OPTIONAL FILER REFERENCE DATA:
031546.000001 - DE - STATE

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) Capitol Services, Inc